FIRST AMENDMENT Dated as of March 16, 2020 to CREDIT AGREEMENT Dated as of July 13, 2018 among TRUEBLUE, INC., as the Borrower, THE SUBSIDIARIES OF THE BORROWER IDENTIFIED HEREIN, as the Guarantors, BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, and THE OTHER LENDERS PARTY HERETO PNC BANK, NATIONAL ASSOCIATION and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents KEYBANK NATIONAL ASSOCIATION and HSBC BANK USA, NATIONAL ASSOCIATION, as Co-Agents Arranged By: BOFA SECURITIES, INC., PNC CAPITAL MARKETS LLC and WELLS FARGO SECURITIES, LLC, as Joint Lead Arrangers and Joint Bookrunners CHAR1\1713281v4

FIRST AMENDMENT TO CREDIT AGREEMENT This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of March 16, 2020 (the “First Amendment Effective Date”) among TRUEBLUE, INC., a Washington corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below). RECITALS WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of July 13, 2018 (as amended or modified from time to time, the “Credit Agreement”); WHEREAS, the Borrower has requested that the Lenders agree to modify certain provisions of the Credit Agreement; and WHEREAS, the Lenders are willing to amend certain terms of the Credit Agreement, subject to the terms and conditions set forth below. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: AGREEMENT 1. Amendments to Credit Agreement. (a) Section 1.01. The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows: “Arrangers” means BofA Securities, Inc., PNC Capital Markets LLC and Wells Fargo Securities, LLC, in their capacity as joint lead arrangers and joint bookrunners. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurodollar Rate plus 1.0%; provided that if the Base Rate shall be less than CHAR1\1713281v4 zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.07 hereof (for the avoidance of doubt, only until any amendment has become effective pursuant to Section 3.07), then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated EBITDA for the most recently completed four (4) fiscal quarters minus (ii) Restricted Payments made in cash to any third party (other than a Loan Party or any Subsidiary thereof), in each case, pursuant to Section 7.06(c) – (e) (but excluding payments made by the Borrower to certain holders of its Equity Interests in connection with share repurchases in an aggregate amount not to exceed $300,000,000 during the term of this Agreement) during such period minus (iii) Consolidated Capital Expenditures for such period minus (iv) income taxes paid in cash during such period to (b) Consolidated Fixed Charges for the most recently completed four (4) fiscal quarters. “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement). “Maturity Date” means as to the Revolving Loans, Swingline Loans and Letters of Credit (and the related L/C Obligations), March 16, 2025; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 2 CHAR1\1713281v4

(b) Section 1.01. The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows: “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning specified in Section 11.23. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “LIBOR Successor Rate” has the meaning specified in Section 3.07. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 11.23. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to this Agreement. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) and, in each case, that has been selected or recommended by the Relevant Governmental Body. “SOFR-Based Rate” means SOFR or Term SOFR. “Supported QFC” has the meaning specified in Section 11.23. “Term SOFR” means the forward-looking term rate for any period that is approximately (as determined by the Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each 3 CHAR1\1713281v4 case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “U.S. Special Resolution Regimes” has the meaning specified in Section 11.23. (c) Section 1.02. A new clause (d) is hereby added to Section 1.02 of the Credit Agreement to read as follows: (d) Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). (d) Section 1.05. Section 1.05 of the Credit Agreement is hereby amended to replace the text “comparable or successor rate thereto” with the text “rate that is an alternative or replacement for or successor to any of such rates (including, without limitation, any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes implemented pursuant to Section 3.07 hereof”. (e) Section 3.07. Section 3.07 of the Credit Agreement is hereby amended in its entirety to read as follows: 3.07 Successor LIBOR. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents (including Section 11.01 hereof), if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or 4 CHAR1\1713281v4

(ii) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans; provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”), or (iii) syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with (x) one or more SOFR-Based Rates or (y) another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the “Adjustment;” and any such proposed rate, a “LIBOR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders (A) in the case of an amendment to replace LIBOR with a rate described in clause (x), object to the Adjustment; or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y), object to such amendment; provided that for the avoidance of doubt, in the case of clause (A), the Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein. 5 CHAR1\1713281v4

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (f) Section 5.23. Section 5.23 of the Credit Agreement is hereby amended by replacing all instances of the text “EEA Financial Institution” with the text “Affected Financial Institution”. (g) Section 11.20. Section 11.20 of the Credit Agreement is hereby amended by (i) replacing all instances of the text “EEA Financial Institution” with the text “Affected Financial Institution”; (ii) replacing all instances of the text “an EEA Resolution Authority” and “any EEA Resolution Authority” with the text “the applicable Resolution Authority”; and (iii) replacing the text “Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding” in the first sentence with the text “Notwithstanding”. (h) Section 11.23. A new Section 11.23 is hereby added to the Credit Agreement to read as follows: 11.23 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might 6 CHAR1\1713281v4 otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (i) Schedule 11.02. Schedule 11.02 (Certain Addresses for Notices) to the Credit Agreement is hereby amended to read in the form attached hereto. 2. Effectiveness; Condition Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent: (a) Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders, the Lenders extending their Commitments, the Swingline Lender and the L/C Issuer; (b) Receipt by the Administrative Agent of the following, in form and substance satisfactory to the Administrative Agent: (i) a certificate from a Responsible Officer of each Loan Party certifying that there have been no changes to the Organization Documents of such Loan Party since the Closing Date; (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement, the Credit Agreement and the other Loan Documents to which such Person is a party; and (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation (it being understood that such certificate may be delivered on a post-closing basis for Job Rooster, Inc.); (c) Upon the reasonable request of any Lender made at least five (5) days prior to the First Amendment Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act; (d) If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower; (e) The Administrative Agent shall have received from the Borrower all fees required to be paid on or before the First Amendment Effective Date; and (f) The Borrower shall have paid all reasonable out-of-pocket costs and expenses due and payable to the Administrative Agent on the date hereof, including without limitation, the reasonable, documented fees and out-of-pocket costs and expenses of Moore & Van Allen PLLC as counsel to the Administrative Agent to the extent invoiced at least two (2) Business Days prior to the First Amendment Effective Date. 7 CHAR1\1713281v4

3. Reaffirmation. The Loan Parties acknowledge and confirm (a) that the Administrative Agent, for the benefit of the holder of the Obligations, has a valid and enforceable perfected security interest in the Collateral, which security interest is prior to all Liens other than Permitted Liens, (b) that the Borrower’s obligation to repay the outstanding principal amount of the Loans and reimburse the L/C Issuer for any drawing on a Letter of Credit and the Guarantors’ Obligations under the Loan Documents are unconditional and not subject to any offsets, defenses or counterclaims, and (c) by entering into this Agreement, the Administrative Agent and the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of any Loan Party thereunder. 4. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Agreement. Except as herein specifically agreed, the Credit Agreement, as amended by this Agreement, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Agreement does not impair, reduce or limit any of their obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Agreement shall constitute a Loan Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, each Guarantor reaffirms its guaranty obligations set forth in the Credit Agreement. 5. Authority/Enforceability. Each of the Loan Parties represents and warrants as follows: (a) It has taken all necessary action to authorize the execution, delivery and performance of this Agreement. (b) This Agreement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement. (d) The execution and delivery of this Agreement does not (i) contravene any provision of its Organization Documents or (ii) violate any Laws applicable to it except as could not reasonably be expected to have a Material Adverse Effect. 6. Representations. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement and any other Loan Document are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to a certain date, in which case they are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such date and (b) no Default exists. 7. Counterparts/Telecopy. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a 8 CHAR1\1713281v4 signature page of this Agreement by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. 8. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [remainder of page intentionally left blank] 9 CHAR1\1713281v4

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: Name: Aamir Saleem Title: Vice President TRUEBLUE, INC. FIRST AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender By:________________________________ Name: Joseph M Murry Title: Senior Vice President TRUEBLUE, INC. FIRST AMENDMENT TO CREDIT AGREEMENT

Schedule 11.02 CERTAIN ADDRESSES FOR NOTICES If to any Loan Party, in care of the Borrower at: TrueBlue, Inc. 1015 A Street Tacoma, Washington 98402 Attn: Todd N. Gilman, Deputy General Counsel Fax No. (253) 502-5792 With copies to: K&L Gates LLP 300 South Tryon Street Suite 1000 Charlotte, North Carolina 28202 Attn: Christine D. Hoke Fax No. (704) 353-3195 If to the Administrative Agent and/or Swingline Lender: For payments and Requests for Credit Extensions: Bank of America, N.A. Gateway Village-900 Building 900 W. Trade Street Charlotte, NC 28255 Attention: Katrina Burton Telephone: (980) 386-0987 Fax: (704) 719-8950 Email: kburton2@bofa.com Wire Instructions: Bank of America, N.A. (New York) ABA#: 026009593 Account Name: Wire Clearing Acct for Syn Loans - LIQ Account No.: 1366072250600 Ref: TrueBlue Inc. For all other Notices as Administrative Agent: Bank of America, N.A. Mail Code: CA5-705-04-09 555 California Street, 4th Floor San Francisco, CA 94104 Attention: Aamir Saleem Telephone: (415) 436-2769 Fax: (415) 503-5089 Email: aamir.saleem@bofa.com CHAR1\1713281v4

If to the L/C Issuer: Bank of America, N.A. Mail Code: PA6-580-02-30 1 Fleet Way Scranton, PA, 18507 Attention: Mike Grizzanti Telephone: (570) 496-9621 Fax: (800) 755-8743 Email: michael.a.grizzanti@bofa.com CHAR1\1713281v4